UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 8, 2004


                                -----------------

                             DIGITAL RECORDERS, INC.
             (Exact Name of Registrant as Specified in Its Charter)



       NORTH CAROLINA                   1-13408               56-1362926
(State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
      Incorporation)                                        Identification No.)


  5949 Sherry Lane, Suite 1050, Dallas, Texas                      75225
  (Address of Principal Executive Offices)                       (Zip Code)


Registrant's Telephone Number, Including Area Code             (214) 378-8992


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ITEM 9. REGULATION FD DISCLOSURE

On July 8, 2004, Digital Recorders, Inc. announced in a press release that its previously filed Registration Statement on Form S-1 was declared effective on July 8, 2004. The Registration Statement relates to the resale by certain security holders of 812,500 shares of common stock.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a) Exhibits.

      99.1     Press release dated July 8, 2004.



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SIGNATURE(S)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DIGITAL RECORDERS, INC.




Date: July 8, 2004                  By:    /s/ DAVID L. TURNEY
                                           ----------------------------------
                                               David L. Turney
                                               Chairman, Chief Executive Officer
                                               and President





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INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
 99.1    Press release dated July 8, 2004.